NUVEEN Exchange-Traded Funds

APRIL 30, 1998
           Semiannual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NUV

Municipal Value
NMI

Municipal Income

Photo of: People talking on dock.

Highlights
As of April 30, 1998

   Contents
 1 Dear Shareholder
 3 NUV Commentary and Overview
 6 NMI Commentary and Overview
 9 Portfolio of Investments
22 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Notes to Financial Statements
29 Financial Highlights
32 Building Better Portfolios
33 Fund Information

================================================================================
Credit Quality            Performance Highlights
Nuveen Municipal Value Fund, Inc. (NUV)
                          o Graphic: 4 stars
                            Four-star rating by Morningstar*
                          o Taxable equivalent yield of 8.33% for investors in
                            the 31% federal income tax bracket
                          o One-year taxable equivalent total return on
                            share price of 11.54% for investors in the 31% federal income tax bracket


PIE CHART:
AAA                           45%
AA                            22%
A                             15%
BBB/NR                        18%

Nuveen Municipal Income Fund, Inc. (NMI)
                          o Graphic: 4 stars
                            Four-star rating by Morningstar*
                          o Taxable equivalent yield of 8.55% for investors in
                            the 31% federal income tax bracket
                          o One-year taxable equivalent total return on
                            share price of 13.27% for investors in the 31% federal income tax bracket

PIE CHART:
AAA                           23%
AA                             9%
A                             16%
BBB/NR                        52%



================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders

The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier AdviserSM equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.



* Overall rating within the municipal bond category for the period ended 4/30/98. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NUV earned four, four and three stars for the three-, five- and 10-year periods ended 4/30/98. NMI earned five, five and two stars for the three-, five- and 10-year periods ended 4/30/98. In an investment category, 10% of funds receive five stars, 22.5% receive four stars, 35% receive three stars, and 22.5% receive two stars. 195 municipal bond funds were rated for the three-year period, 155 for the five-year period and 10 for the 10-year period, each ending 4/30/98.

Blow-in copy:
NOW MAY BE THE TIME TO INVEST IN EUROPE
Europe's strong stock markets and continuing economic development are creating exceptional opportunities for investors around the world. Now may be the time to move some of your portfolio into European companies by investing in the Nuveen European Value Fund.

The Nuveen European Value Fund seeks to invest in a portfolio of quality, currently undervalued European companies that offer the potential for significant price appreciation. The fund's overall management is provided by Nuveen, with Institutional Capital Corporation -- Nuveen's Premier Adviser(sm) for value investing -- serving as portfolio manager.

Diversifying your portfolio with investments in European stocks can provide the potential for enhanced returns and reduced risk. As a Nuveen investor, you may be eligible for a reduced sales charge based on the amount of your current Nuveen holdings.

Investing overseas may present some special risks, and is not for everyone. To determine if the European Value Fund would help you build a better portfolio, talk with your financial adviser and ask for a prospectus, which details all fees and expenses. A prospectus is also available from Nuveen by calling
(800) 621-7227. Please read it carefully before you invest.

(See other side for a Nuveen product listing)


NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen European Value Fund
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Side bar text:
Wealth takes a lifetime to build. Once achieved, it should be preserved.

Mountain Chart:
Bond Buyer 40
4/30/97        5.89
5/31/97        5.74
6/30/97        5.69
7/31/97        5.4
8/31/97        5.55
9/30/97        5.47
10/31/97       5.4
11/30/97       5.36
12/31/97       5.26
1/31/98        5.19
2/28/98        5.24
3/31/98        5.27
4/30/98        5.39

Dear Shareholder

I'm pleased to report that over the past 12 months, the Nuveen exchange-traded funds continued to perform well and meet their objectives of providing attractive income and after-tax total returns. As of April 30, 1998, shareholders in the Nuveen Municipal Value Fund and the Nuveen Municipal Income Fund were receiving annual current market yields of 5.75% and 5.90%, respectively. To match these yields, investors in the 31% federal income tax bracket would have to earn 8.33% and 8.55% on taxable alternatives.

The declining interest rate environment over the past year had a significant impact on the funds' performance. As you can see on the chart below, the yield on the Bond Buyer 40, a representation of the long-term municipal bond market, fell from 5.89% to 5.39% during the year. The decline had an impact on the funds' income levels, and the dividends for both the Nuveen Municipal Value Fund and the Nuveen Municipal Income Fund were adjusted during the year. As interest rates declined, higher-yielding bonds that were called or sold from the port folios were replaced with bonds paying today's lower interest rates. As a result, the funds' dividends were reduced to reflect the levels of income being earned by the portfolios.

However, the decline in interest rates also had a positive impact on the funds because many portfolio holdings appreciated in value during the period. Many of the bonds in the portfolios have higher coupon rates than are available in today's market, and the value of those bonds increased as rates trended downward. The price appreciation resulting from this and other factors led to the funds' strong total returns over the year.


The Economy in Review
The past 12 months were noteworthy for the ongoing performance of the equity markets, which continued to exhibit remarkable strength. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation provided the ideal backdrop for a bond market rally. Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.4% for the 12 months ended April 1998, remaining at one of its lowest levels in more than 30 years.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including demand for goods and services, changes in U.S. production capacity, the availability of qualified employees, and stability of the money supply. While it is still too early for the full impact of Asia's financial difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets is of special concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.


Building Better Portfolios
As economic events unfold, we believe that many investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio that is invested in a variety of asset classes that each react differently to changes in the economic environment can help cushion your portfolio against risk.

Many investors select Nuveen's exchange-traded funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and maintaining long-term financial security. These funds can work together with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. Recent studies by Nuveen Research have demonstrated that balanced portfolios combining municipal bonds and stocks provided superior after-tax returns and lower levels of risk compared with blends of stocks and taxable bonds. You and your financial adviser may want to consider combining your Nuveen municipal bond fund with an investment in the new Nuveen European Value Fund, an equity mutual fund that offers a portfolio of quality European company stocks for investors seeking long-term growth and international diversification. This fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversifica tion while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services for a prospectus at (800) 621-7227. Please read it carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of John Nuveen & Co. On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 1998



Sidebar text: Nuveen offers an ever-expanding range of products designed to help investors build a diversified, tax-efficient portfolio.

Nuveen Municipal Value Fund, Inc.
Portfolio Manager's Comments
Portfolio Manager Tom Spalding discusses fund performance, the municipal market, and key investment strategies for the Nuveen Municipal Value Fund.





Municipal Market Review
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. Although still strong, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of outstanding bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

Another major factor in bond market performance was the continued strength of the U.S. economy, which helped to boost the credit quality of many municipal bonds. With the improvements in the financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies have upgraded the credit quality of thousands of issuers over the past year, while downgrading many fewer.

Fund Performance
For the year ended April 30, 1998, the total return on net asset value for the Nuveen Municipal Value Fund was 8.99%, equivalent to a taxable return of 11.58% for investors in the 31% federal income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's annual return of 9.30%. Despite a dividend adjustment, the fund continues to provide a very competitive current yield of 5.75%, which trans lates to 8.33% on a taxable-equivalent basis.

The performance of this fund was slightly lower than that of the unmanaged Lehman index over the past year. However, the fund's shorter duration-6.44 years versus the index's 7.12 years- provided the advantage of lower volatility. Duration measures a fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the bond to changes in interest rates. Shorter duration cushions the fund from some potential price declines during periods of rising interest rates, but can limit gains during market rallies. The careful selection of both individual bonds and sectors helped to compensate for the limitations imposed by duration, resulting in outstanding risk-adjusted performance, as recognized by the fund's four-star rating by Morningstar.

As our oldest exchange-traded fund, the Nuveen Municipal Value Fund has experienced more bond calls than any of our other funds. As we have reinvested the proceeds from those called bonds, higher-yielding bonds from the time of the fund's inception in 1987 have been replaced with bonds offering today's lower rates. This has resulted in some income reductions, which in turn has contrib-uted to the fund's trading discount. However, the majority of bond calls from the original portfolio are behind us.

Key Strategies
As interest rates fell over the past year, we found some value in short-term bonds. Backed by Nuveen Research, we also took advantage of the opportunities presented by deregulation to select bonds in the health care and utilities sectors that offered both high income and strong appreciation potential. Since the difference in coupon rates between higher-rated and lower-rated bonds was unusually small, we continued to focus on higher-quality bonds, although we occasionally found lower-rated bonds that were undervalued. Our strategies also included the purchase of bonds that were temporarily out of favor, which we sold once market sentiment changed and the bonds began to appreciate.

Outlook for the Future
In the coming months, we will look for any changes in the market that make certain sectors and credits more or less attractive than others. One area where we may look to increase our exposure is public power bonds, which have performed well and may become more attractive as deregulation continues. As always we will use our value investing approach to finding undervalued bonds that we believe will appreciate.

Nuveen Municipal Value Fund, Inc.
Performance Overview
As of April 30, 1998

NUV

Portfolio Statistics
==================================================

Inception Date                                6/87
--------------------------------------------------
Share Price                                  9 1/2
--------------------------------------------------
Net Asset Value                             $10.16
--------------------------------------------------
Current Market Yield                         5.75%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.33%
--------------------------------------------------
Fund Net Assets ($000)                  $1,981,240
--------------------------------------------------
Average Weighted Maturity (Years)            20.77
--------------------------------------------------
Modified Duration (Years)                     6.44
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.78%         8.99%
--------------------------------------------------
3-Year                         4.78%         7.24%
--------------------------------------------------
5-Year                         3.50%         5.78%
--------------------------------------------------
10-Year                        7.43%         8.04%
--------------------------------------------------
Taxable Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.54%        11.58%
--------------------------------------------------
3-Year                         7.62%         9.98%
--------------------------------------------------
5-Year                         6.35%         8.61%
--------------------------------------------------
10-Year                       10.46%        11.10%
--------------------------------------------------
Top 5 Sectors
==================================================

Utilities                                      28%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Health Care                                    11%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation (Limited)                        9%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends(3)
5/97     0.0475
6/97     0.0475
7/97     0.0475
8/97     0.0475
9/97     0.0475
10/97    0.0475
11/97    0.0455
12/97    0.0455
1/98     0.0455
2/98     0.0455
3/98     0.0455
4/98     0.0455


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.1326.

Nuveen Municipal Income Fund, Inc.
Portfolio Manager's Comments
Portfolio Manager Dan Solender talks about the municipal market and investment strategies that influenced the performance of the Nuveen Municipal Income Fund.

Municipal Market Review
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. Although still strong, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of outstanding bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

Another major factor in bond market performance was the continued strength of the U.S. economy, which helped to boost the credit quality of many municipal bonds. With the improvements in financial health of municipalities and revenue projects financed by bonds, major credit rating agencies have upgraded the credit quality of thousands of issuers over the past year.

Fund Performance
For the year ended April 30, 1998, the total return on net asset value for the Nuveen Municipal Income Fund was 8.10%, equivalent to a taxable return of 11.01% for investors in the 31% federal income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's annual return of 9.30%. Despite the declining interest rate environment of the past year, the fund continues to provide a very competitive current yield of 5.90%, which translates to 8.55% on a taxable-equivalent basis.

The difference in total return performance between this fund and the index over the past year can be attributed to our decision to support the dividend as long as possible by maintaining the fund's core position in higher-yielding bonds purchased when the fund was assembled in 1988. Since interest rates have fallen significantly since that time, these bonds have appreciated in value. However, we chose not to sell them in order to maintain the fund's income level and avoid realizing taxable capital gains that would be passed on to shareholders. Since these bonds are subject to calls in the near future, they were less able to participate in the bond market rally. While the decision to hold these bonds limits the fund's price appreciation potential, it keeps the higher-coupon bonds working to generate competitive income levels for shareholders.

Total return performance was also affected by the fund's duration, which-at 5.35 years-is significantly shorter than the Lehman index's 7.12 years. Duration measures a fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the bond to changes in interest rates. Shorter duration cushions the fund from price fluctuations during periods of rising interest rates, but limited gains during the market rally.

Over the next six months, many of the high coupon bonds in the Nuveen Municipal Income Fund will be subject to bond calls. A total of 19% of the portfolio is callable in 1998, so shareholders should be aware that, although the fund is currently trading at a premium, valuations may decrease over the next 12 months and income may be subject to adjustment. The likelihood of bond calls should decrease with the arrival of 1999.

Key Strategies
The Nuveen Municipal Income Fund is primarily designed to provide high yields. In keeping with this focus, we took advantage of opportunities to add lower-rated issues that compensate the fund with additional yield as a reward for assuming incremental risk. Nuveen Research was instrumental in helping us find lower-rated credits that were undervalued. The heavy supply of new issues also provided numerous purchase opportunities, especially among smaller issues, where we were able to influence the structure and pricing of the deals to produce very favorable terms for investors. The fund is well diversified among states and sectors, although we continue to find the best opportunities in health care, education, and natural gas, all of which offer competitive yields. During the past year, we also purchased bonds with longer maturities to increase the fund's duration.

Outlook for the Future
For the Nuveen Municipal Income Fund, the upcoming year is an important one. As we discussed earlier, the fund faces numerous bond calls as it reaches its 10th anniversary. While many bonds have 10-year call dates, the current low interest rate environment increases the likelihood that issuers will decide to exercise call provisions. The proceeds from these calls will then have to be reinvested at today's low rates, resulting in potentially reduced yields. During the coming year, we will be reinvesting the proceeds from these calls into higher-yielding bonds whenever possible. This will also provide opportunities to extend duration and call protection and position the fund strategically for the future.

Nuveen Municipal Income Fund, Inc.
Performance Overview
As of April 30, 1998

NMI

Portfolio Statistics
==================================================

Inception Date                                4/88
--------------------------------------------------
Share Price                                12 5/16
--------------------------------------------------
Net Asset Value                             $11.99
--------------------------------------------------
Current Market Yield                         5.90%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.55%
--------------------------------------------------
Fund Net Assets ($000)                     $94,503
--------------------------------------------------
Average Weighted Maturity (Years)            21.15
--------------------------------------------------
Modified Duration (Years)                     5.35
--------------------------------------------------
Annualized Total Return
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.38%         8.10%
--------------------------------------------------
3-Year                         8.05%         7.34%
--------------------------------------------------
5-Year                         4.99%         6.25%
--------------------------------------------------
10-Year                        7.14%         7.77%
--------------------------------------------------
Taxable Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.27%        11.01%
--------------------------------------------------
3-Year                        11.02%        10.31%
--------------------------------------------------
5-Year                         7.95%         9.28%
--------------------------------------------------
10-Year                       10.18%        10.91%
--------------------------------------------------
Top 5 Sectors
==================================================

U.S. Guaranteed                                19%
--------------------------------------------------
Long-Term Care                                 14%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Housing (Single-Family)                         9%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0318.

Bar chart:
1997-1998 Monthly Tax-Free Dividends(3)
5/97     0.0635
6/97     0.0635
7/97     0.0635
8/97     0.0635
9/97     0.0635
10/97    0.0635
11/97    0.0605
12/97    0.0605
1/98     0.0605
2/98     0.0605
3/98     0.0605
4/98     0.0605

                            Portfolio of Investments
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
                            April 30, 1998
                            (Unaudited)
    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.2%

$   5,000,000   The Board of Trustees of Alabama, Agricultural and Mechanical University Revenue Bonds,
                 Series 1995, 6.500%, 11/01/25                                                        11/05 at 102 AAA  $  5,607,050

    5,960,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds (Collateralized), Home
                 Mortgage Revenue Bond Program), 1998 Series A-2, 5.450%, 10/01/28                     4/08 at 102 Aaa     5,804,325

    8,000,000   The Water Works and Sewer Board of the City of Birmingham (Alabama), Water and Sewer
                 Revenue Bonds, Series 1994, 5.500%, 1/01/20                                           1/04 at 102 AA      8,084,080

    4,000,000   The Medical Clinic Board of the City of Jasper, Hospital Revenue Bonds, Series 1993    7/02 at 102 A3      4,184,880
                 (Walker Regional Medical Center, Inc. Project), 6.375%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    3,735,000   Hospital District No. One, Maricopa County, Arizona, General Obligation Bonds,
                 Series 1996, 6.000%, 6/01/21                                                          6/06 at 101 A       3,883,765

    5,520,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma County, Arizona,
                 Hospital Revenue Improvement and Refunding Bond (Yuma Regional Medical Central),
                 8.000%, 8/1/17 (Pre-refunded to 8/01/02)                                          8/02 at 101 1/2 N/R***  6,354,348


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.5%

    1,500,000   Arkansas Development Finance Authority, Wastewater System Revolving Loan Fund Revenue Bonds,
                 1996 Series A, 5.850%, 12/01/19                                                       6/06 at 101 AA      1,580,625

    4,125,000   City of Conway, Arkansas, Sales and Use Tax Capital Improvement Bonds, Series 1997A,
                 5.350%, 12/01/17                                                                     12/06 at 101 AAA     4,133,993

    4,000,000   Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc. Project),
                 Series 1997, 5.600%, 10/01/17 (DD)                                                   12/02 at 102 BBB-    3,987,600


------------------------------------------------------------------------------------------------------------------------------------
                California - 6.0%

   15,120,000   State of California, Veterans General Obligation Bonds, Series BH, 5.200%, 12/01/11   12/08 at 101 AAA    15,237,180

    9,000,000   State of California, Department of Water Resources, Central Valley Project,
                 Water System Revenue Bonds, Series L, 5.750%, 12/01/19                           12/03 at 101 1/2 AA      9,303,030

   16,500,000   State of California, Department of Water Resources, Central Valley Project,
                 Water System Revenue Bonds, Series M, 4.750%, 12/01/24                               12/03 at 101 AA     15,038,100

   16,350,000   State Public Works Board of the State of California, Lease Revenue Refunding Bonds
                 (The Regents of the University of California), 1993 Series A, 5.500%, 6/01/21         6/03 at 102 Aa3    16,511,375

    2,500,000   California Statewide Communities Development Authority, Series A, Certificates of Participation,
                 Pacific Homes, 6.000%, 4/01/17                                                        4/03 at 102 A+      2,634,150

    6,530,000   California Statewide Communities Development Authority, Certificates of Participation,
                 St. Joseph Health System Obligated Group, 5.500%, 7/01/14                             7/03 at 102 AA      6,622,073

                Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds Series 1995A:
   30,000,000    0.000%, 1/01/22                                                                       1/05 at 102 Baa     7,904,700
   10,000,000    6.000%, 1/01/34                                                                       1/05 at 102 Baa    10,347,200

   30,470,000   Los Angeles County Public Works Financing Authority, Lease Revenue Bonds
                 (Multiple Capital Facilities Project IV), 4.750%, 12/01/13                           12/03 at 102 AAA    29,110,429

    2,080,000   Oakland State Building Authority, Lease Revenue Bonds (Elihu M. Harris State Office Building),
                 1998 Series A, 5.000%, 4/01/23                                                        4/08 at 101 AAA     1,991,371

    5,000,000   San Francisco Bay Area Rapid Transit District (California), Sales Tax Revenue Bonds,
                 Series 1998, 4.750%, 7/01/23                                                          7/08 at 101 AAA     4,606,850

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 10.1%

$  12,515,000   Colorado Health Facilities Authority Revenue Bonds, Series 1994 (Sisters of Charity Health
                 Care Systems, Inc.), 5.250%, 5/15/14                                                  5/04 at 102 AA  $  12,474,326

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
    3,680,000    7.000%, 11/15/03                                                                     11/02 at 102 Baa1    4,083,622
    2,125,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02)                                          11/02 at 102 Aaa     2,408,369
    8,290,000    7.250%, 11/15/23                                                                     11/02 at 102 Baa1    9,171,724

                City and County of Denver, Colorado, Airport System Revenue Bonds Series 1992C:
      655,000    6.750%, 11/15/13 (Pre-refunded to 11/15/02)                                          11/02 at 102 Aaa       728,131
    7,515,000    6.750%, 11/15/22 (Pre-refunded to 11/15/02)                                          11/02 at 102 Aaa     8,354,050
                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1990A:
      790,000    8.250%, 11/15/12 (Pre-refunded to 11/15/00)                                          11/00 at 102 Aaa       881,435
    2,705,000    8.500%, 11/15/23 (Pre-refunded to 11/15/00)                                          11/00 at 102 Aaa     3,034,253

                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1991A:
    3,475,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01)                                          11/01 at 102 Aaa     4,035,796
    9,635,000    8.750%, 11/15/23                                                                     11/01 at 102 Baa1   10,989,681

                City and County of Denver, Colorado Airport System Revenue Bonds Series 1991D:
    1,820,000    7.750%, 11/15/21 (Pre-refunded to 11/15/01)                                          11/01 at 102 Aaa     2,054,543
    6,930,000    7.750%, 11/15/21                                                                     11/01 at 102 Baa1    7,693,547
   10,275,000    7.000%, 11/15/25 (Pre-refunded to 11/15/01)                                          11/01 at 100 Aaa    11,171,905
   39,520,000    7.000%, 11/15/25                                                                     11/01 at 100 Baa1   42,187,205

                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1992C:
    5,045,000    6.750%, 11/15/13                                                                     11/02 at 102 Baa1    5,469,486
   29,870,000    6.750%, 11/15/22                                                                     11/02 at 102 Baa1   32,294,847

                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1990A:
    8,360,000    8.250%, 11/15/12                                                                     11/00 at 102 Baa1    9,200,932
   29,090,000    8.500%, 11/15/23                                                                     11/00 at 102 Baa1   32,151,432


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.9%

    9,465,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series E,
                 Subseries E-2, 6.500%, 5/15/20                                                        5/05 at 102 AA     10,124,994

    7,850,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series D,
                 Subseries D-2, 6.200%, 11/15/27                                                       5/06 at 102 AA      8,257,023


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.0%

                Escambia County Health Facilities Authority, Health Facilities
                Revenue Refunding Bonds (Baptist Hospital, Inc.), Series 1998A:
    3,065,000    8.600%, 10/01/02                                                                     10/98 at 102 BBB+    3,177,976
   10,000,000    8.700%, 10/01/14                                                                     10/98 at 102 BBB+   10,378,300

    5,000,000   Orlando (Florida), Utilities Commission, Water and Electric Subordinated Revenue Bonds,
                 Series 1992A, 5.500%, 10/01/27                                                       10/02 at 100 Aa2     5,025,050

    5,500,000   Orlando Utilities Commission, Water and Electric Subordinated Revenue Bonds,
                 Series 1993A, 5.250%, 10/01/23                                                       10/03 at 102 Aa2     5,393,850

   24,475,000   Palm Beach County Health Facilities Authority, Hospital Revenue Refunding Bonds, Series 1998
                 (JFK Medical Center, Inc. Projects), 8.875%, 12/01/18 (Pre-refunded to 12/01/98)     12/98 to 102 N/R*** 25,659,101

    8,510,000   Santa Rosa County Health Facilities Authority, Health Facilities Revenue Refunding Bonds
                 (Gulf Breeze Hospital, Inc.), Series 1988, 8.700%, 10/01/14 (Pre-refunded
                 to 10/01/98)                                                                         10/98 at 102 AAA     8,849,294


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.6%

   23,800,000   Coffee County Hospital Authority (Georgia), Revenue Anticipation Certificates
                 (Coffee Regional Medical Center, Inc. Project), Series 1997A, 6.250%, 12/01/06       12/06 at 102 N/R    24,441,231

    8,000,000   George L. Smith II World Congress Center Authority, Refunding Revenue Bonds            7/10 at 101 AAA     7,738,960
                 (Domed Stadium Project), Series 2000, 5.500%, 7/01/20 (DD, settling on 4/04/00)

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.9%

$   5,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,                   1/02 at 102 AAA $   5,381,000
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                City of Chicago (Illinois), General Obligation Bonds, Project and Refunding Series 1998:
   10,700,000    5.250%, 1/01/20                                                                       7/08 at 102 AAA    10,495,630
   10,050,000    5.250%, 1/01/28                                                                       7/08 at 102 AAA     9,783,977

    2,000,000   Chicago School Reform Board of Trustees of the Board of Education of the City of Chicago,
                 Illinois, Unlimited Tax General Obligation Bonds, Series 19, 5.250%, 12/01/22        12/07 at 102 AAA     1,954,020

    1,125,000   Metropolitan Water Reclamation District of Greater Chicago, General Obligation Capital
                 Improvement Bonds, Series of June 1991, 7.000%, 1/01/11                   No. Opt. Call           AA      1,335,938

   17,500,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds, Series A of 1993
                 (Board of Education of the City of Chicago), 5.750%, 12/01/18                        12/03 at 102 AAA    18,118,275

    9,520,000   City of Chicago, Illinois, Tax Increment Allocation Bonds (Stockyards Industrial -     1/01 at 102 N/R*** 10,533,594
                 Commercial Redevelopment Project), Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)

    5,865,000   Illinois Development Finance Authority, Industrial Development Revenue Bonds, Series 1992
                 (Plano Molding Company Project), 7.750%, 6/01/12                                      6/02 at 102 N/R     6,214,847

    3,000,000   Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds,
                 Series 1994 (Commonwealth Edison Company Project), 5.850%, 1/15/14                  No. Opt. Call BBB     3,090,060

    5,270,000   Illinois Development Finance Authority (The Presbyterian Home Lake Forest Place Project),
                 Revenue Bonds, Series 1996 B, 6.400%, 9/01/31                                         9/06 at 102 AA-     5,784,194

   11,000,000   Illinois Education Facilities Authority Revenue Bonds, Chicago College of Osteopathic Medicine,
                 Series 1998, 8.500%, 7/01/08 (Pre-refunded to 7/01/98)                                7/98 at 102 BBB+***11,300,300

   14,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993
                 (Illinois Masonic Medical Center), 5.500%, 10/01/19                                  10/03 at 102 A-     14,100,940

    7,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Swedish American Hospital),
                 5.375%, 11/15/23                                                                     11/03 at 102 AAA     6,927,900

   18,015,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Rush-Presbyterian-St. Lukes
                 Medical Center Obligated Group), 5.250%, 11/15/20                                    11/03 at 102 AAA    17,572,912

    8,735,000   Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds, Series 1990C
                 (Hinsdale Hospital), 9.500%, 11/15/19 (Pre-refunded to 11/15/00)                     11/00 at 102 AAA    10,003,322

    1,285,000   Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds, Series 1990C
                 (Hinsdale Hospital), 9.500%, 11/15/19                                                11/00 at 102 Baa1    1,494,494

    1,150,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (South Suburban Hospital),
                 7.000%, 2/15/18 (Pre-refunded to 2/15/02)                                             2/02 at 102 A***    1,271,705

    4,350,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (South Suburban Hospital),
                 7.000%, 2/15/18                                                                      No Opt. Call A       5,166,495

    8,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997 (Sherman Health Systems),
                 5.250%, 8/01/22                                                                       8/07 at 101 AAA     7,795,920

   19,415,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding Bonds), Series Q,
                 5.500%, 6/15/20                                                                       6/02 at 101 AAA    19,533,820

   13,775,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated State Tax Revenue Bonds, Series 1997,
                 5.125%, 6/01/13                                                                       6/07 at 101 AAA    13,752,822

   11,650,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties (Illinois),
                 General Obligation Bonds, Series 1994A, 6.250%, 6/01/24                               6/04 at 102 AAA    12,654,813

    1,660,000   Tri-City Regional Port District, Port and Terminal Facilities Revenue Bonds, Series 1988,
                 9.650%, 7/01/07                                                                       7/98 at 102 N/R     1,708,323

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.7%

$  10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1997A
                 (Sisters of St. Francis Health Services, Inc. Project), 5.375%, 11/01/27             11/07 at 102 AAA $   9,890,500

   17,105,000   Indiana Health Facility Financing Authority Hospital Revenue Bonds (Clarian Health Partners, Inc.),
                 Series 1996A, 6.000%, 2/15/21                                                         2/07 at 102 AA     17,991,723

   10,000,000   Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds,
                 1986 Series A, 5.750%, 1/01/18                                                        7/98 at 100 AAA    10,012,400

    4,500,000   Indianapolis Airport Authority, Special Facilities Revenue Bonds, Series 1994
                 (Federal Express Corporation Project), 7.100%, 1/15/17                                7/04 at 102 BBB     5,039,145

    9,155,000   City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds              12/03 at 100 N/R     9,021,795
                 (The Pointe at St. Joseph Project), Issue of 1994, Series A, 7.500%, 12/15/18

      500,000   City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds (The Pointe at St. Joseph)
                 Issue of 1994, Series B, 7.750%, 12/15/18                                            12/03 at 100 N/R       494,360

    3,168,570   City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds              12/03 at 100 N/R     2,004,628
                 (The Ponte at St. Joseph Project), Issue of 1994, Series C, 3.850%, 12/15/18


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.3%

   51,520,000   Iowa Housing Finance Authority, Single Family Housing Bonds, 1984 Issue A,
                 0.000%, 9/01/16                                                                      No Opt. Call AAA     6,660,506


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    6,650,000   City of Newton, Kansas, Hospital Revenue Bonds (Newton Healthcare Corporation),
                 Series 1994A, 7.750%, 11/15/24                                                       11/04 at 102 BBB-    7,520,485


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   12,500,000   County of Carroll, Kentucky, Collaterlized Pollution Control Revenue Bonds             9/02 at 102 Aa2    14,086,875
                 (Kentucky Utilities Company Project), 1992 Series A, 7.450%, 9/15/16

    9,000,000   Greater Kentucky Housing Assistance Corporation, Mortgage Revenue Refunding Bonds,     1/03 at 100 AAA     9,215,190
                 Series 1997A (FHA Insured Mortgage Loans - Section 8 Assisted Projects), 6.100%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.4%

   22,120,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds               No Opt. Call AAA    26,887,081
                 (Southern Baptist Hospitals, Inc. Project), Series 1986, 8.000%, 5/15/12


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.1%

   14,365,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A,
                 5.550%, 11/15/14                                                                      2/04 at 102 AA     14,453,488

   24,775,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1995 Series A-2,
                 6.650%, 11/15/25                                                                      5/05 at 102 AA     26,239,698


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

   10,900,000   Community Development Administration of Maryland, Department of Housing and        3/07 at 101 1/2 Aa2    11,310,603
                 Community Development, Residential Revenue Bonds, Series 1997B,
                  5.875%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.0%

    1,465,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds,
                 1987 Series A, 8.750%, 7/01/18                                                       No Opt. Call BBB+    1,713,282

    5,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS Project),
                 Series 1991A, 9.000%, 7/01/15                                                         7/01 at 103 N/R     5,608,800

   11,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds,
                 1997 Senior Series A, 5.000%, 1/01/37                                                 1/07 at 102 AAA    10,338,900

   24,510,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A,
                 6.000%, 4/01/20 (Pre-refunded to 4/01/00)                                             4/00 at 100 AAA    25,390,154

   36,580,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
                 1992 Series B, 5.500%, 11/01/15                                                      11/02 at 102 A      36,917,999

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.8%

$   3,790,000   City of Adrian Hospital Finance Authority, Hospital Revenue Bonds (Emma L. Bixby
                 Medical Center), Series 1989A, 8.500%, 7/01/09                                        7/00 at 102 N/R $   3,983,972

    6,000,000   The Economic Development Corporation of the City of Dearborn,                          8/04 at 102 AAA     5,865,480
                 Hospital Revenue Refunding Bonds (Oakwood Obligated Group), Series 1994A, 5.250%, 8/15/21

    4,000,000   County of Grand Traverse, Hospital Finance Authority, Hospital Revenue Refunding Bonds
                 (Munson Healthcare Obligated Group), Series 1992A, 6.250%, 7/01/12                    7/02 at 102 AAA     4,293,160

    2,500,000   County of Kent, Michigan, Airport Revenue Bonds, Series 1998                           1/08 at 101 AAA     2,352,725
                 (Kent County International Airport), 5.000%, 1/01/28

    7,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds                      8/01 at 102 AAA     7,802,900
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

    7,350,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,            4/03 at 102 AAA     7,634,886
                 1993 Series A, 5.875%, 10/01/17

   15,750,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,            6/05 at 102 AAA    16,611,683
                 1995 Series B, 6.150%, 10/01/15

   25,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Collateralized Series 1995AA, 6.400%, 9/01/25       9/05 at 102 AAA    27,706,500


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    7,870,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D, 5.900%, 8/01/15 2/05 at 102 AAA     8,179,763


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

   13,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds
                 (North Mississippi Health Services), 1993 Series 1, 5.750%, 5/15/16                   5/03 at 102 AAA    13,370,500


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.3%

    5,765,000   Consumers Public Power District, Nebraska, Nuclear Facility Revenue Bonds,             6/98 at 100 A+      5,766,268
                 1968 Series, 5.100%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.2%

    4,000,000   Clark County Airport System Improvement Revenue Bonds, Series March 1, 1988,           7/98 at 102 A+***   4,107,480
                 8.250%, 7/01/15 (Pre-refunded to 7/01/98)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.5%

    5,070,000   The Industrial Development Authority of the State of New Hampshire, Pollution         12/99 at 103 BBB-    5,405,026
                 Control Revenue Bonds (The United Illuminating Company Project -
                 1989 Series A), 8.000%, 12/01/14

   24,625,000   Business Finance Authority of the State of New Hampshire, Pollution Control Refunding Revenue Bonds
                 (The United Illuminating Company Project-1993 Series A), 5.875%, 10/01/33            10/03 at 102 BBB-   24,894,644


------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.8%

    5,360,000   Village of East Rochester Housing Authority, FHA-Insured Mortgage Revenue Bonds        8/07 at 102 AAA     5,501,826
                 (St. Johns Meadows Project), Series 1997A 5.600%, 8/01/17

    1,250,000   Metropolitan Transportation Authority (New York), Commuter Facilities 1987 Service Contract Bonds,
                 Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)                                   7/00 at 102 AAA     1,361,388

    5,000,000   The City of New York, General Obligation Bonds, Fiscal 1994 Series D, 5.750%, 8/15/10  8/03 at 102 A3      5,192,350

    9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                                   2/06 at 101 1/2 A3      9,297,630

   10,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1997 Series F,
                 6.000%, 8/01/16                                                                   8/06 at 101 1/2 A3     10,587,900

   40,000,000   The City of New York (New York), General Obligation Bonds Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                                     10/07 at 101 A3     42,212,800

   23,395,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10  8/07 at 101 A3     24,146,213

   15,000,000   New York City (New York), Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1996 Series B, 5.750%, 6/15/26                                                 6/06 at 101 AAA    15,570,300

    8,750,000   New York City (New York), Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1992 Series A, 6.750%, 6/15/17 (Pre-refunded to 6/15/01)                       6/01 at 101 Aaa     9,473,100

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                New York  (continued)

$   8,000,000   New York City Transitional Finance Authority, Future Tax Secured Bonds Fiscal 1998,
                 Series C, 4.750%, 5/01/23 (WI)                                                        5/08 at 101 AA  $   7,342,480

   15,000,000   New York Local Government Assistance Corporation, Series 1991A Bonds,
                 7.000%, 4/01/16 (Pre-refunded to 4/01/01)                                             4/01 at 102 AAA    16,409,850

    9,885,000   New York State Medical Care Facilities Finance Agency, St. Lukes-Roosevelt Hospital Center
                 FHA-Insured Mortgage Revenue Bonds, 1993 Series A, 5.600%, 8/15/13                    8/03 at 102 AAA    10,151,697

   11,750,000   Power Authority of the State of New York, General Purpose Bonds, Series CC,
                 5.000%, 1/01/14                                                                       1/03 at 102 Aa2    12,268,763

   26,105,000   Power Authority of the State of New York, Revenue Bonds, Series 1998C,
                 5.000%, 2/15/18 (DD1)                                                                 2/08 at 101 AA-    25,243,274


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.5%

    6,100,000   City of Charlotte, North Carolina, Refunding Certificates of Participation (Convention Facility Project),
                 Series 1993C, 5.250%, 12/01/20                                                       12/03 at 102 AAA     5,988,919

   11,610,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Series 1993-D, 5.875%, 1/01/14                                                        1/03 at 102 Baa1   11,894,793

    4,300,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds Refunding,
                 Series 1996 A, 5.700%, 1/01/13                                                        1/07 at 102 AAA     4,504,164

   16,195,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds,
                 Series 1985B, 6.000%, 1/01/20                                                         7/98 at 100 A-     16,204,069

   11,200,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds,
                 Series 1992, 5.750%, 1/01/15                                                          1/03 at 100 A-     11,386,592


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.4%

                Kensington Housing Development Corporation, Multifamily Housing
                Revenue Bonds Series 1989 (GNMA Collateralized Kensington
                Apartment Project):
    1,365,000    8.000%, 12/20/08                                                                     12/98 at 103 AAA     1,428,063
    6,365,000    8.125%, 12/20/31                                                                     12/98 at 103 AAA     6,641,241


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.7%

   10,145,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Certificates of Participation,
                 Series 1990, 9.000%, 7/01/21 (Pre-refunded to 1/01/00)                                1/00 at 102 AAA    11,137,384

    2,350,000   Midwest City Memorial Hospital Authority (Midwest City, Oklahoma), Hospital Revenue Bonds,
                 Series 1992, 7.375%, 4/01/22 (Pre- refunded to 4/01/02)                               4/02 at 102 BBB+*** 2,635,525


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 3.9%

    5,955,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds, 1994 Series A,
                 6.750%, 9/01/19                                                                       9/04 at 102 BBB     6,608,442

   11,175,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,            10/03 at 102 AA+    11,310,329
                 Series 1993-36, 5.450%, 10/01/14

    9,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,             4/06 at 102 AA+     9,510,840
                 Series 1996-51, 6.375%, 4/01/28

   18,850,000   Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue Refunding Bonds
                 (City of Philadelphia Funding Program), Series of 1993A, 5.000%, 6/15/22              6/03 at 100 AAA    17,985,162

   32,000,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,                6/03 at 102 AAA    32,411,520
                 Series 1993, 5.500%, 6/15/14


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

    6,250,000   Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,
                 Lifespan Obligated Group Issue, Series 1996, 5.250%, 5/15/26                          5/07 at 102 AAA     6,062,500

   10,000,000   State of Rhode Island and Providence Plantations, Lease Participation Certificates
                 (Howard Center Improvements), 1997 Series, 5.375%, 10/01/16                          10/07 at 101 AAA    10,029,200


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

   13,000,000   Piedmont Municipal Power Agency, Electric Revenue Bonds, 1986 Refunding Series,
                 5.000%, 1/01/25                                                                       7/98 at 100 Baa1   11,875,240

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.3%

$   6,000,000   South Dakota Housing Development Authority Homeownership Mortgage Bonds, 1997 Series F,
                 5.800%, 5/01/28                                                                       5/07 at 102 AAA $   6,177,060


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.6%

   11,990,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990       12/00 at 102 Baa2   12,937,210
                 (American Airlines, Inc. Project), 7.500%, 12/01/29

   12,525,000   City of Austin, Texas, Combined Utility Systems Revenue Bonds, Series 1986A,           5/01 at 100 AAA    13,853,402
                 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

   24,265,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,              No Opt. Call AAA    38,222,713
                 Series 1992A, 12.500%, 11/15/07

    4,955,000   Corpus Christi Housing Finance Corporation, Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A , 7.700%, 7/01/11                                                        7/01 at 103 AAA     5,467,743

   10,000,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien Revenue Refunding Bonds,
                 Series 1991, 6.750%, 8/01/14                                                          8/01 at 102 AA     10,852,300

                Irving Independent School District, Unlimited Tax School Building Bonds, Series 1997:
    5,685,000    0.000%, 2/15/10                                                                      No Opt. Call AAA     3,157,392
    3,470,000    0.000%, 2/15/11                                                                      No Opt. Call AAA     1,810,715

   14,625,000   Matagorda County Navigation District Number One (Texas), Collateralized Revenue Refunding Bonds
                 (Houston Lighting and Power Company Project), Series 1995, 5.800%, 10/15/15          10/00 at 102 AAA    15,098,850

    4,000,000   Industrial Development Corporation of Port of Corpus Christi, Revenue Refunding Bonds  4/08 at 102 BBB-    3,913,400
                 (Valero Refining and Marketing Company Project), 5.400%, 4/01/18

    9,380,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding Bonds,          2/01 at 100 Aa1     9,100,007
                 New Series 1991-B, 5.000%, 2/01/16

   10,210,000   The Southeast Texas Housing Finance Corporation, Single Family Mortgage Revenue Bonds,No Opt. Call AA-     1,912,946
                 1983 Series A, 0.000%, 11/01/14

    3,090,000   Weslaco Health Facilities Development Corporation, Hospital Revenue Bonds              6/98 at 101 AAA     3,137,215
                 (Knapp Medical Center Project), Series 1987A, 10.300%, 6/01/08 (Pre-refunded to 6/01/98)

                Weslaco Health Facilities Development Corporation, Hospital
                Revenue Bonds (Knapp Medical Center Project), Series 1987B:
    1,245,000    10.300%, 6/01/08 (Pre-refunded to 6/01/98)                                            6/98 at 101 AAA     1,264,024
    3,350,000    10.375%, 6/01/16 (Pre-refunded to 6/01/98)                                            6/98 at 101 AAA     3,401,557

    5,750,000   Weslaco Health Facilities Development Corporation, Hospital Revenue Bonds              1/04 at 102 AAA     5,706,645
                 (Knapp Medical Center Project), Series 1994, 5.375%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 5.5%

   10,670,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,                      7/03 at 102 A+     10,479,541
                 1993 Series B, 5.250%, 7/01/17

    3,510,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,                     No Opt. Call A+      3,547,943
                 1993 Series C, 5.250%, 7/01/14

    4,250,000   Intermountain Power Agency, (Utah), Power Supply Revenue Refunding Bonds,
                 Series 1989 A, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)                              7/99 at 100 A+***   4,352,510


    5,000,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,
                 1989 Series B, 6.000%, 7/01/23                                                        7/99 at 100 A+      5,032,550

                Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds, 1993 Series A:
   20,655,000    5.500%, 7/01/20                                                                       7/03 at 102 A+     20,665,328
   40,045,000    5.000%, 7/01/23                                                                       7/03 at 100 A+     37,589,841

   20,805,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds Series 1986B,
                 6.000%, 7/01/15                                                                       7/98 at 100 A+     20,813,114

    6,280,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds, 1986 Series C,
                 5.750%, 7/01/20                                                                       7/98 at 100 A+      6,281,193


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    6,120,000   Commonwealth Transportation Board, Commonwealth of Virginia, Transportation            5/98 at 102 AA***   6,247,357
                 Revenue Bonds, Series 1989 (U.S. Route 58 Corridor Development Program),
                 6.000%, 5/15/19 (Pre-refunded to 5/15/98)

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 9.9%

$     860,000   Washington Public Power Supply System, Nuclear Project No. 1 Revenue Bonds,
                 14.375%, 7/01/01                                                                     No Opt. Call AAA   $ 1,000,051

    9,450,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,  7/03 at 102 AAA     9,656,955
                 Series 1993A, 5.700%, 7/01/17

   17,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,  7/03 at 102 Aa1    17,159,290
                 Series 1993C, 5.400%, 7/01/12

    2,870,000   Washington Public Power Supply System (Bonneville), Nuclear Project No. 1 Refunding
                 Revenue Bonds,  Series 1993C, 5.375%, 7/01/15                                         7/03 at 102 Aa1     2,872,296


   11,390,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds,  7/03 at 102 Aa1    11,787,511
                 Series 1993A, 5.750%, 7/01/12

   17,500,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds,  7/04 at 102 Aa1    17,688,825
                 Series 1994A, 5.375%, 7/01/10

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                               1/00 at 102 AAA     2,139,740


   20,975,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1991A,                                                                         7/01 at 102 Aa1*** 22,683,833
                 6,500%, 7/01/18 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds, Series 1993B:
   11,510,000    5.625%, 7/01/12                                                                       7/03 at 102 Aa1    11,819,503
    8,000,000    5.600%, 7/01/17                                                                       7/03 at 102 AAA     8,116,640

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds, Series 1993C:
   81,000,000    5.400%, 7/01/12                                                                       7/03 at 102 Aa1    81,758,970
    9,600,000    5.375%, 7/01/15                                                                       7/03 at 102 Aa1     9,498,527


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.4%

    7,180,000   West Virginia Housing Development Fund, Housing Finance Bonds, Series 1997-A,
                 6.050%, 5/01/27                                                                      11/06 at 102 AAA     7,579,853


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.5%

   20,085,000   The Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds,
                 Series 1993 A, 5.250%, 7/01/21                                                        7/03 at 102 AAA    19,661,808

   11,325,000   Wisconsin Housing and Economic Development Authority, Homeownership Revenue Bonds, 1994
                 Series B, 6.750%, 9/01/25                                                             3/04 at 102 AA     12,008,237

   16,875,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Sisters of the Sorrowful Mother -
                 Ministry Corporation), Series 1993D, 5.500%, 8/15/19                                  8/03 at 102 AAA    16,996,330

    1,750,000   Wisconsin Health and Educational Facilities Authority (Sisters of the Sorrowful Mother Ministry),
                 5.400%, 8/15/13                                                                       8/03 at 102 AAA     1,767,080


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.1%
    1,500,000   City of Green River, Wyoming - City of Rock Springs, Wyoming - Sweetwater County,
                 State of Wyoming,                                                                     6/98 at 101 Baa***  1,520,684
                 Joint Powers Water Board, Revenue Bonds, Series 1998A, 8.500%, 12/01/07 (Pre-refunded to 6/01/98)
------------------------------------------------------------------------------------------------------------------------------------

$ 1,943,048,570 Total Investments - (cost $1,804,096,329) - 97.6%                                                      1,934,218,330
===============

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.1%

$   1,000,000   Schuylkill County, Pennsylvania, Industrial Development Authority, Resource Recovery Revenue
=============
                Refunding Bonds, Northeastern Power Company, Series A, Variable Rate Demand Bonds,
                 4.200%, 12/01/22+                                                                            A-1+      $  1,000,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      46,022,045
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,981,240,375
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
(DD) Security purchased on a delayed delivery basis (note 1).
(DD1) Portion of security purchased on a delayed delivery basis (note 1).
(WI) Security purchased on a when-issued basis (note 1).
N/R Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
                            April 30, 1998
                            (Unaudited)
    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                California - 4.6%

$   3,000,000   California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds
                 (CanFibre of Riverside Project), Tax-Exempt Series 1997A, 9.000%, 7/01/19             7/07 at 102 N/R $   3,163,350

    1,150,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                 6.000%, 1/01/34                                                                       1/05 at 102 Baa     1,189,928


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.2%

                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1992B:
      410,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02)                                          11/02 at 102 Aaa       464,674
    1,590,000    7.250%, 11/15/23                                                                     11/02 at 102 Baa1    1,759,112

                City and County of Denver, Colorado Airport System Revenue Bonds, Series 1990A:
      110,000    8,500%, 11/15/23 (Pre-refunded to 11/15/00)                                          11/00 at 102 Aaa       123,389
    1,195,000    8.500%, 11/15/23                                                                     11/00 at 102 Baa1    1,320,762

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
      285,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01)                                          11/01 at 102 Aaa       330,993
      780,000    8.750%, 11/15/23                                                                     11/01 at 102 Baa1      889,668


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 5.8%

    1,480,000   Capitol Region Education Council, 6.750%, 10/15/15                                    10/05 at 102 BBB     1,599,347

    2,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 University of New Haven Issue, Series D, 6.700%, 7/01/26                              7/06 at 102 BBB-    2,712,475

    1,000,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue Bonds, Series 1995A,
                 GNMA Collateralized Mortgage Loan-Village Heights Apartments P, 8.000%, 10/20/30     10/05 at 105 AAA     1,145,870


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 8.1%

    1,750,000   Dade County Industrial Development Authority Industrial Development Revenue Bonds,     6/05 at 102 N/R     1,956,343
                 Series 1995 (Miami Cerebral Palsy Residential Services, Inc. Project), 8.000%, 6/01/22

      670,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership Mortgage Revenue Bonds,
                 1998 Series G1 Bonds, 8.300%, 6/01/20                                                12/98 at 103 Aaa       694,408

    1,000,000   Florida Community Services Corp., Suburban Utilities Revenue Bonds, Series 1988 (City of Kissimmee,
                 Florida, Suburban Utilities System Project), 8.625%, 10/01/03 (Pre-refunded
                 to 10/01/98)                                                                         10/98 at 102 N/R***  1,039,480

      655,000   Gateway Centre Development District, Pinellas County, Florida Special Assessment Revenue Bonds,
                 Series 1988, 9.125%, 1/01/09                                                          7/98 at 103 N/R       676,969

    3,160,000   Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series 1988 of the City of Orlando,
                 Florida, 8.375%, 10/01/16                                                            10/98 at 102 A1      3,273,539


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 14.8%

    1,300,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Northern Illinois Medical Center Project),
                 McHenry, Illinois, 6.000%, 9/01/19                                                    9/03 at 102 A-      1,412,970

    2,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois Masonic
                 Medical Center), 5.500%, 10/01/19                                                    10/03 at 102 A-      2,014,420

                Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds, Series 1990C
                (Hinsdale Hospital):
    1,010,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                                          11/00 at 102 AAA     1,156,652
      520,000    9.500%,  11/15/19                                                                    11/00 at 102 Baa1      604,776

    3,500,000   Illinois Health Facilities Authority Revenue Bonds (Victory Health Service), Series 1997A,
                 5.750%, 8/15/27                                                                       8/07 at 101 A-      3,547,145

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   3,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1998 (Friendship Village of Schaumburg
                 Project), 9.000%, 12/01/08 (Pre-refunded to 12/01/98)                                12/98 at 102 AAA  $  3,148,350


    2,000,000   Joliet Regional Port District Airport Facilities, Revenue Bonds, Lewis University Airport,
                 Series 97A, 7.250%, 7/01/18                                                           7/07 at 103 N/R     2,116,780


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.9%

    1,780,000   County of Muhlenberg, Kentucky, Hospital Revenue Refunding Bonds (Muhlenberg           8/98 at 102 N/R *** 1,839,541
                 Community Hospital Project), Series 1988, 9.500%, 8/01/10 (Pre-refunded to 8/01/98)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.9%

      675,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds
                 (Comm-Care Corporation Project), Series 1994, 11.000%, 2/01/04                       No Opt. Call BBB       821,435

    2,000,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds (Comm-Care
                 Corporation Project), Series 1994, 11.000%, 2/01/14                                  No Opt. Call BBB     2,838,020


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.2%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds (Twin Coves
                 Apartments Project), Series 1994, 7.450%, 12/01/24                                   No Opt. Call BBB+    2,110,580


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.4%

    3,000,000   Massachusetts Industrial Finance Agency Resources Recovery Revenue Bonds (SEMASS Project),
                 Series 1991A, 9.000%, 7/01/15                                                         7/01 at 103 N/R     3,365,280

      300,000   Massachusetts Industrial Finance Agency Resource Recovery Revenue Bonds (SEMASS Project),
                 Series 1991B, 9.250%, 7/01/15                                                         7/01 at 103 N/R       336,528

    1,380,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Dana Hall School Issue, Series 1997,
                 5.900%, 7/01/27                                                                       7/07 at 102 BBB-    1,423,981


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.3%

    3,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1995 Series M,
                 5.875%, 1/01/17                                                                       7/07 at 102 AA+     3,129,000


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.7%

    1,500,000   Montana Health Facility Authority, Health Care Revenue Bonds, Series 1996
                 (Community Medical Center, Inc.), 6.375%, 6/01/18                                     6/06 at 102 BBB-    1,585,020


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 4.1%

    3,921,273   Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan Utility District Project),
                 Series 1997B, 5.700%, 7/01/08                                                        No Opt. Call N/R     3,840,730


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.1%

    1,000,000   New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997
                 (New Hampshire College), 6.375%, 1/01/27                                              1/07 at 102 BBB-    1,059,870


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.7%

    2,430,000   City of Belen, New Mexico, Nursing Home Refunding Revenue Bonds (Belen Health Care Ltd. Project),
                 10.250%, 10/01/13                                                                    10/98 at 103 N/R     2,534,782


------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.6%

                The City of New York, General Obligations Bonds, Fiscal 1996 Series F:
      500,000    5.750%, 2/01/15                                                                   2/06 at 101 1/2 A3        516,915
    1,400,000    5.750%, 2/01/19                                                                   2/06 at 101 1/2 A3      1,443,064

    1,000,000   The City of New York, General Obligations Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                                   2/06 at 101 1/2 A3      1,033,070

    1,250,000   The City of New York, General Obligations Bonds, Fiscal 1997 Series D, Tax Exempt Bonds,
                 5.875%, 11/01/11                                                                 11/06 at 101 1/2 A3      1,320,213

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   2,500,000   New York State Medical Care Facilities Finance Agency, Hospital Medical Center Secured Hospital,
                 Revenue Bonds, Series 1995-A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)               2/05 at 102 BBB+***$2,859,100

    2,785,000   UFA Development Corporation, Utica, New York, FHA Insured Mortgage Revenue Bonds,
                 Series 1997A (Loretto-Utica Project), 6.125%, 7/01/35                                 1/07 at 102 Aa2     2,951,515


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.3%

    1,000,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series 1993 (Ohio Presbyterian
                 Retirement Services), 6.500%, 7/01/23                                                 7/03 at 102 N/R     1,010,940

    1,000,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21                7/01 at 103 N/R     1,119,110


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 5.3%

    3,585,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital Revenue Bonds,
                 Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)                                7/99 at 102 AAA     3,823,187

    1,210,000   Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma Blood Institute Project,
                 Series 1988, 9.000%, 7/01/03                                                          7/98 at 100 N/R     1,216,365


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.1%

    2,000,000   State of Oregon, Housing and Community Services Department, Mortgage Revenue Bonds,
                 (Single-Family Mortgage Program), 1997 Series H, 5.650%, 7/01/28                  7/07 at 101 1/2 Aa2     2,019,620


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.2%

    1,000,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds, 1994 Series A,
                 6.750%, 9/01/19                                                                       9/04 at 102 BBB     1,109,730


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 8.9%

    1,055,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990,
                 (American Airlines, Inc. Project), 7.500%, 12/01/29                                  12/00 at 102 Baa2    1,138,345

    3,000,000   Gulf Coast Waste Disposal Authority, (Valero Energy Corporation Project),
                  Series 1998, 5.600%, 4/01/32                                                         4/08 at 102 BBB-    2,952,390

    1,000,000   Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue Bonds, Series 1985-D,
                 8.300%, 8/15/17 (Pre-refunded to 8/15/98)                                             8/98 at 103 AAA     1,042,320

      870,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Collateralized), Series 1994A, 7.000%, 10/01/27                        4/04 at 102 Aaa       923,027

    1,680,000   Tyler Health Facilities Development Corporation, Hospital Revenue Bonds,               7/02 at 100 Baa2    1,683,863
                 (Mother Frances Hospital Regional Health Care Center Project), Series 1997 A, 5.625%, 7/01/13

                Mclennan & Hill Counties, West Independent School District,
                School Building & Refunding Bonds, Series 1998:
    1,000,000    0.000%, 8/15/25                                                                  8/13 at 51 27/32 AAA       221,620
    1,000,000    0.000%, 8/15/26                                                                   8/13 at 49 3/32 AAA       209,020
    1,000,000    0.000%, 8/15/27                                                                  8/13 at 46 15/32 AAA       197,720


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.5%

    1,240,000   Housing Authority of the City of Bellingham, Washington, Housing Revenue Bonds, 1994
                 (Cascade Meadows Project), 7.100%, 11/01/23 (Pre-refunded to 11/01/04)               11/04 at 100 A1***   1,412,905


------------------------------------------------------------------------------------------------------------------------------------
                Washington D.C. - 1.2%

    1,080,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1998A, 8.375%, 6/01/19                                                         6/98 at 102 AAA     1,102,765
------------------------------------------------------------------------------------------------------------------------------------

$  89,206,273   Total Investments - (cost $86,952,564) - 97.9%                                                            92,532,971
=============

    Principal                                                                                     Optional Call               Market
       Amount   Description                                                                          Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.7%

$     200,000   Schuylkill County, Pennsylvania, Industrial Development Authority, Resource Recovery Revenue Refunding Bonds,
                 Northeastern Power Company, Series A, Variable Rate Demand Bonds, 4.200%, 12/01/22+          A-1+     $     200,000

      500,000   University of Michigan Hospital, Series A, Variable Rate Demand Bonds, 4.250%, 12/01/27+    VMIG-1           500,000
------------------------------------------------------------------------------------------------------------------------------------
$     700,000   Total Temporary Investments - 0.7%                                                                           700,000
=============
                Other Assets Less Liabilities - 1.4%                                                                       1,269,922
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  94,502,893
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1998
(Unaudited)



                                                                                                 Municipal Value    Municipal Income
Assets
 Investments in municipal securities, at market value (note 1)                                    $1,934,218,330         $92,532,971
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note1)                                          1,000,000             700,000
 Cash                                                                                                  3,201,912                  --
 Receivables:
   Interest                                                                                           37,687,098           1,844,906
   Investments sold                                                                                   52,866,018                  --
 Other assets                                                                                          1,151,888              14,243
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 2,030,125,246          95,092,120
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                                               --              10,202
 Payable for investments purchased                                                                    38,091,752                  --
 Accrued expenses:
   Management fees (note 6)                                                                              918,288              50,724
   Other                                                                                               1,004,173              51,328
 Dividends payable                                                                                     8,870,658             476,973
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               48,884,871             589,227
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                               $1,981,240,375         $94,502,893
====================================================================================================================================

Shares outstanding                                                                                   194,959,522           7,883,856
====================================================================================================================================

 Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $        10.16         $     11.99
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 1998
(Unaudited)
                                                                                                Municipal Value    Municipal Income
Investment Income (note 1)                                                                         $ 59,442,471         $ 3,260,485
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                             5,560,041             305,466
 Shareholders' servicing agent fees and expenses                                                        333,484              17,662
 Custodian's fees and expenses                                                                          109,051              18,475
 Directors' fees and expenses (note 6)                                                                   10,890                 423
 Professional fees                                                                                       11,183               7,927
 Shareholders' reports - printing and mailing expenses                                                  268,375              14,711
 Stock exchange listing fees                                                                             81,055               8,114
 Investor relations expense                                                                              97,699               4,976
 Other expenses                                                                                          44,024               3,158
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                        6,515,802             380,912
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                52,926,669           2,879,573
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                                      11,356,442             423,806
 Net change in unrealized appreciation or depreciation of investments                                (9,347,127)           (438,577)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                      2,009,315             (14,771)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $ 54,935,984         $ 2,864,802
===================================================================================================================================



                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                    Municipal Value                       Municipal Income
                                                       Six Months Ended           Year Ended   Six Months Ended          Year Ended
                                                                4/30/98             10/31/97            4/30/98            10/31/97
Operations
 Net investment income                                    $  52,926,669       $  112,664,043       $  2,879,573         $ 5,950,425
 Net realized gain from investment transactions
   (notes 1 and 4)                                           11,356,442           25,838,870            423,806             249,613
 Net change in unrealized appreciation or
   depreciation of investments                               (9,347,127)          16,616,748           (438,577)            612,937
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   54,935,984          155,119,661          2,864,802           6,812,975
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income                   (53,223,917)        (112,948,000)        (2,856,255)         (5,961,297)
 From accumulated net realized gains from
   investment transactions                                  (25,851,634)         (21,418,277)          (249,880)           (425,643)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (79,075,551)        (134,366,277)        (3,106,135)         (6,386,940)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --            461,681             607,367
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                      (24,139,567)          20,753,384            220,348           1,033,402
Net assets at beginning of period                         2,005,379,942        1,984,626,558         94,282,545          93,249,143
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                              $1,981,240,375       $2,005,379,942        $94,502,893         $94,282,545
===================================================================================================================================

Balance of undistributed net investment income at
  end of period                                          $      114,932       $      412,180        $   160,656         $   137,338
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1998, Municipal Value had when-issued and delayed delivery purchase commitments of $37,730,161. There were no such outstanding purchase commitments in Municipal Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in shares were as follows:
                                                       Municipal Value              Municipal Income
                                             Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                      4/30/98     10/31/97             4/30/98     10/31/97
Shares issued to shareholders
due to reinvestment of
distributions                                                   --           --       37,747       49,402
-----------------------------------------------------------------------------------------------------------


3. Distributions to Shareholders
On May 1, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1998, to shareholders of record on May 15, 1998, as follows:

                                                          Municipal    Municipal
                                                              Value       Income
Dividend per share                                           $.0435       $.0605
--------------------------------------------------------------------------------


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended April 30, 1998, were as follows:

                                                          Municipal    Municipal
                                                              Value       Income
Purchases:
   Investments in municipal securities                $ 202,852,872 $ 16,339,723
   Temporary municipal investments                      103,200,000    4,400,000
Sales and Maturities:
   Investments in municipal securities                  225,257,794   18,599,575
   Temporary municipal investments                      103,400,000    3,700,000
--------------------------------------------------------------------------------


At April 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1998, were as follows:

                                                         Municipal    Municipal
                                                             Value       Income
Gross unrealized:
   appreciation                                       $134,617,827   $5,718,430
   depreciation                                         (4,495,826)    (138,023)
-------------------------------------------------------------------------------
Net unrealized appreciation                           $130,122,001   $5,580,407
===============================================================================

6. Management Fees and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                    Municipal Value
--------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
================================================================================
Average Daily Net Asset Value                                   Municipal Income
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:
Gross Interest Income                                            Municipal Value
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At April 30, 1998, net assets consisted of:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
Shares, $.01 par value per share                                              $    1,949,595 $     78,839
Paid-in surplus                                                                1,837,715,649   88,259,710
Balance of undistributed net investment income                                       114,932      160,656
Accumulated net realized gain from investment transactions                        11,338,198      423,281
Net unrealized appreciation of investments                                       130,122,001    5,580,407
---------------------------------------------------------------------------------------------------------
Net assets                                                                     $1,981,240,375 $94,502,893
=========================================================================================================

Authorized Common Shares                                                         350,000,000  200,000,000
=========================================================================================================

8. Investment Composition
At April 30, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:
                                                                                   Municipal    Municipal
                                                                                       Value       Income
Education and Civic Organizations                                                         1%          6%
Energy                                                                                   --           7
Health Care                                                                              11          12
Housing/Multifamily                                                                       4           4
Housing/Single Family                                                                     6           9
Long Term Care                                                                            1          14
Tax Obligation/General                                                                    7           5
Tax Obligation/Limited                                                                    9           4
Transportation                                                                           11          13
U.S. Guaranteed                                                                          15          19
Utilities                                                                                28           7
Water and Sewer                                                                           6          --
Other                                                                                     1          --
--------------------------------------------------------------------------------------------------------
                                                                                        100%        100%
========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (41% for Municipal Value and 15% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

         Financial Highlights
         (Unaudited)
         Selected data for a common share outstanding
         throughout each period is as follows:
                                                            Investment Operations
                                                                                  Net Realized/
                                           Beginning        Net                   Unrealized
                                           Net Asset        Investment            Investment
                                           Value            Income                Gain (Loss)         Total
Municipal Value
Six Months Ended
                  4/30/1998                $10.29           $.27                  $ --                $ .27
Year Ended 10/31:
                  1997                      10.18            .58                    .22                 .80
                  1996                      10.29            .61                   (.03)                .58
                  1995                       9.87            .64                    .46                1.10
                  1994                      10.89            .65                   (.94)**             (.29)
                  1993                      10.51            .70                    .38                1.08
Municipal Income
Six Months Ended
                  4/30/1998                 12.02            .36                     --                 .36
Year Ended 10/31:
                  1997                      11.96            .76                    .11                 .87
                  1996                      11.97            .77                   (.02)                .75
                  1995                      11.54            .77                    .44                1.21
                  1994                      12.49            .78                   (.91)               (.13)
                  1993                      12.06            .82                    .43                1.25

                                                                  Less Distributions
                                           Net                                                        Ending
                                           Investment       Capital                                   Net Asset          Ending
                                           Income            Gains                Total               Value        Market Value
Municipal Value
Six Months Ended
                  4/30/1998                $ (.27)          $ (.13)               $(.40)              $10.16           $ 9.5000
Year Ended 10/31:
                  1997                       (.58)            (.11)                (.69)               10.29             9.6250
                  1996                       (.61)            (.08)                (.69)               10.18             9.3750
                  1995                       (.65)            (.03)                (.68)               10.29             9.7500
                  1994                       (.67)            (.06)                (.73)                9.87             9.3750
                  1993                       (.69)            (.01)                (.70)               10.89            11.5000
Municipal Income
Six Months Ended
                  4/30/1998                  (.36)            (.03)                (.39)               11.99            12.3125
Year Ended 10/31:
                  1997                       (.76)            (.05)                (.81)               12.02            12.5625
                  1996                       (.76)             --                  (.76)               11.96            12.0000
                  1995                       (.78)             --                  (.78)               11.97            11.3750
                  1994                       (.82)             --                  (.82)               11.54            10.8750
                  1993                       (.82)             --                  (.82)               12.49            13.6250

                                Total Returns                                          Ratios/Supplemental Data
                                                                                       Ratio of Net
                                                                                       Ratio of            Investment
                                                                   Ending              Expenses to         Income to     Portfolio
                                Based on         Based on Net      Net Assets          Average             Average       Turnover
                                Market Value+    Asset Value+      (000)               Net Assets          Net Assets    Rate
Municipal Value
Six Months Ended
                  4/30/1998      2.90%           2.70%             $ 1,981,240        .66%*                5.33%*        10%
Year Ended 10/31:
                  1997          10.39            8.18                2,005,380        .68                  5.71          19
                  1996           3.10            5.84                1,984,627        .69                  5.98          18
                  1995          11.50           11.51                2,006,450        .70                  6.35          13
                  1994         (12.59)          (2.81)               1,919,011        .70                  6.31           7
                  1993          11.16           10.56                1,811,292        .74                  6.45           8
Municipal Income
Six Months Ended
                  4/30/1998      1.22            3.06                   94,503        .81*                 6.13*         17
Year Ended 10/31:
                  1997          11.96            7.60                   94,283        .83                  6.39           9
                  1996          12.42            6.49                   93,249        .80                  6.49          10
                  1995          11.95           10.86                   92,850        .84                  6.53          15
                  1994         (14.77)          (1.08)                  88,999        .85                  6.45          26
                  1993          11.47           10.69                   95,134        .86                  6.67           8

* Annualized.

** Includes $(.18) effect of the Fund's Rights Offering of shares at a price below NAV and costs associated with the offering.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

Building Better Portfolios with Nuveen

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and
Income Funds
European Value Fund

Growth and
Income Stock Fund

Balanced Municipal
and Stock Fund

Balanced Stock
and Bond Fund

Municipal
Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

EXCHANGE-TRADED FUNDS
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUTUAL FUNDS
Nuveen Mutual Funds offer investors access to the Nuveen family of Premier Advisers(sm), including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

PRIVATE ASSET MANAGEMENT
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

UNIT TRUSTS
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

MUNIPREFERRED(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to review thoroughly all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the new millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly effect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended April 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.



Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



GRAPHIC:

1898  1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)



John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                      FSA-1.4.98